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                                                                 EXHIBIT 10.21.1












                      DOSKOCIL MANUFACTURING COMPANY, INC.
                 1997 STOCK OPTION PLAN, AS AMENDED AND RESTATED













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                                TABLE OF CONTENTS

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
I.       THE PLAN.......................................................................................1

         1.1      Purpose...............................................................................1

         1.2      Administration........................................................................1

         1.3      Participation.........................................................................2

         1.4      Stock Subject to the Plan.............................................................2

         1.5      Grant of Options......................................................................2

         1.6      Exercise of Options...................................................................2

II.      OPTIONS........................................................................................3

         2.1      Grants................................................................................3

         2.2      Option Price..........................................................................3

         2.3      Option Period.........................................................................4

         2.4      Exercise of Options...................................................................4

         2.5      Limitations on Grant of Incentive Stock Options.......................................4

         2.6      Option Repricing/Cancellation and Regrant/Waiver of Restrictions......................5

         2.7      Options in Substitution for Stock Options Granted by Other
                  Corporations..........................................................................5

III.     OTHER PROVISIONS...............................................................................5

         3.1      Rights of Eligible Persons, Participants and Beneficiaries............................5

         3.2      Adjustments Upon Changes in Capitalization; Acceleration;
                  Possible Early Termination of Options.................................................6

         3.3      Termination of Employment.............................................................7

         3.4      Securities Laws.......................................................................8

         3.5      Government Regulations................................................................9

         3.6      Tax Withholding.......................................................................9

         3.7      Amendment, Termination and Suspension................................................10

         3.8      Privileges of Stock Ownership; Nondistributive Intent................................10

         3.9      Effective Date of the Plan...........................................................11

         3.10     Term of the Plan.....................................................................11

         3.11     Governing Law........................................................................11

         3.12     Captions.............................................................................11

         3.13     Non-Exclusivity of Plan..............................................................11

IV.      DEFINITIONS...................................................................................12

         4.1      Definitions..........................................................................12
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                      DOSKOCIL MANUFACTURING COMPANY, INC.
                 1997 STOCK OPTION PLAN, AS AMENDED AND RESTATED


I.       THE PLAN.

         1.1 Purpose.

         The purpose of this Plan is to promote the success of the Company(1) by providing an additional means to attract, motivate, retain and reward key personnel through the grant of Options that provide added long-term incentives for high levels of performance and for significant efforts to improve the financial performance of the Company.

         1.2 Administration.

         (a) This Plan shall be administered by the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or the unanimous written consent of its members. If action by the Committee is taken by written consent, the action shall be deemed to have been taken at the time specified in the consent or, if none is specified, at the time of the last signature. The Committee may delegate ministerial non-discretionary functions to third parties, including officers or employees of the Company.

         (b) Subject to the express provisions of this Plan, the Committee shall have the authority to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan, to further define the terms used in this Plan, to prescribe, amend and rescind rules and regulations relating to the administration of this Plan, to determine the duration and purposes of leaves of absence which may be granted to Participants without constituting a termination of their employment or consulting services for purposes of this Plan and to make all other determinations necessary or advisable for the administration of this Plan. The determination of the Committee on any of the foregoing matters shall be conclusive and binding on all parties.

         (c) Any action taken by, or inaction of, the Company, the Board or the Committee relating to this Plan shall be within the absolute discretion of that entity or body. In determining whether to take action under the Plan, the Board or Committee may rely upon the advice of counsel, accountants, appraisers and other experts. No member of the Board or Committee, or officer of the Company shall be liable for any such action or inaction.

         (d) Subject to the requirements of Section 4.1(e), the Board, at any time it so desires, may increase or decrease the number of members of the Committee, may remove from membership on the Committee all or any portion of its members, and may appoint such person or persons as it desires to fill any vacancy existing on the Committee,


----------
(1) For a definition of this and other capitalized terms, see Section 4.1, Definitions.

whether caused by removal, resignation or otherwise. The Board may also, at any time, assume or change the administration of this Plan.

         1.3 Participation.

         Options may be granted only to those persons that the Committee determines to be Eligible Persons. An Eligible Person who has been granted an Option may, if otherwise eligible, be granted additional Options if the Committee shall so determine. Members of the Board who are not officers or employees of the Company shall not be eligible to receive Incentive Stock Options.

         1.4 Stock Subject to the Plan.

         The stock to be offered under this Plan shall be shares of the Corporation's authorized but unissued Common Stock. The Common Stock may be delivered for any lawful consideration, but not less than minimum lawful consideration under Texas law. The aggregate amount of Common Stock that may be issued or transferred pursuant to Options (including Incentive Stock Options) granted under this Plan shall not exceed the sum of 1,500,000 Shares, subject to adjustment as set forth in Section 3.2. The maximum number of Shares which may be delivered pursuant to Options granted during any one year period to any individual Participant under this Plan shall not exceed 200,000, subject to adjustment as set forth in Section 3.2. If any Option shall lapse or terminate without having been exercised in full, the unpurchased Shares subject thereto shall again, except to the extent prohibited by law, be available and reserved for Options under this Plan. The foregoing sentence does not apply to any Common Stock withheld under Section 3.6.

         1.5 Grant of Options.

         Subject to the express provisions of this Plan, the Committee shall determine from the class of Eligible Persons those individuals to whom Options under this Plan shall be granted, the terms of Options (which need not be identical) and the number of Shares subject to each Option. Each Option shall be evidenced by an Option Agreement, the form of which must be approved by the Committee, signed by the Corporation, and, if required by the Committee, by the Participant. The grant of an Option is made on the Grant Date, unless the Committee specifies a later date. Each Option shall be subject to the terms and conditions set forth in this Plan and such other terms and conditions established by the Committee as are not inconsistent with the purpose and provisions of this Plan and set forth in the applicable Option Agreement.

         1.6 Exercise of Options.

         An Option shall be deemed to be exercised when the Secretary of the Corporation receives written notice of such exercise from the Participant, which notice shall specify the number of Shares with respect to which the Option is being exercised, together with an executed Exercise Agreement in such form as prescribed by the Committee and payment of the Purchase Price made in accordance with Section 2.2(a), except to the extent payment may be permitted to be made following delivery of written notice of exercise in accordance with Section 2.2(b), and any applicable withholding tax in


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accordance with Section 3.6. The date on which the Corporation certifies the satisfaction of these conditions by written acceptance of the notice, which certification shall not be unreasonably delayed or withheld, shall be deemed to be the exercise date. Notwithstanding any other provision of this Plan, the Committee may impose, by rule and in Option Agreements, such conditions upon the exercise of Options (including, without limitation, conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements and applicable law.

II.      OPTIONS.

         2.1 Grants.

         One or more Options may be granted to any Eligible Person. Each Option so granted shall be designated by the Committee as either a Nonqualified Stock Option or an Incentive Stock Option. Incentive Stock Options may be granted to Eligible Persons who are employed by the Corporation or a corporation that is a "parent" or "subsidiary" corporation within the meaning of Section 424(e) and 424(f) of the Code, respectively.

         2.2 Option Price.

         (a) The Purchase Price per share of Common Stock covered by each Option shall be determined by the Committee at the time of the grant of the Option, but in the case of Incentive Stock Options shall not be less than 100% (110% in the case of a Participant who owns more than 10% of the total combined voting power of all classes of stock of the Company) of the Fair Market Value of the Common Stock on the date the Incentive Stock Option is granted. The Purchase Price of any Shares purchased shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by check payable to the order of the Corporation, (ii) if authorized by the Committee or specified in applicable Option Agreement, by a promissory note made by the Participant in favor of the Corporation, in a form and upon such terms and conditions as the Committee may require or approve, and secured by the Common Stock issuable upon exercise in compliance with applicable law (including, without limitation, state corporate law and federal margin requirements), or (iii) if authorized by the Committee or specified in the applicable Option Agreement, by shares of Common Stock of the Company already owned by the Participant; provided, however, that any Shares delivered which were initially acquired upon exercise of a stock option must have been owned by the Participant at least six months as of the date of delivery. Shares used to satisfy the Purchase Price of an Option shall be valued at their Fair Market Value on the date of exercise.

         (b) In addition to the payment methods described in subsection (a), an Option Agreement or the Committee may provide that the Option can be exercised and payment made by delivering a properly executed exercise notice together with irrevocable instructions to a bank or broker to promptly deliver to the Company the amount of sale or loan proceeds necessary to pay the Purchase Price and, unless otherwise provided by the Committee, any applicable tax withholding under
Section 3.6. The Company shall not be


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obligated to deliver certificates for any Shares unless and until it receives full payment of the Purchase Price therefor.

         2.3 Option Period.

         Each Option and all rights or obligations thereunder shall expire on such date as shall be determined by the Committee, but not later than 10 years after the Grant Date, and shall be subject to earlier termination as set forth in this Plan or the Option Agreement.

         2.4 Exercise of Options.

         Except as otherwise provided in Sections 3.2 and 3.3, an Option shall become exercisable in whole or in part, on the date or dates specified in the Option Agreement and thereafter shall remain exercisable until the expiration or earlier termination of the Option. No Option shall be exercisable for at least six months after the Grant Date, except in the case of death or Total Disability. The Committee may, at any time after the grant of an Option and from time to time, increase the number of Shares purchasable at any time so long as the total number of Shares subject to the Option is not increased. No Option shall be exercisable except in respect of whole Shares, and fractional Share interests shall be disregarded. Not less than 100 Shares may be purchased at one time unless the number purchased is the total number at the time available for purchase under the terms of the Option.

         2.5 Limitations on Grant of Incentive Stock Options.

         (a) To the extent that the aggregate fair market value of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company, such options shall be treated as nonqualified stock options. For purposes of determining whether the $100,000 limit is exceeded, the fair market value of stock subject to options shall be determined as of the date the options are awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Company may, in the manner and to the extent permitted by law, designate which Shares are to be treated as Shares acquired pursuant to the exercise of an incentive stock option.

         (b) There shall be imposed in any Option Agreement relating to Incentive Stock Options such terms and conditions as are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

         (c) No Incentive Stock Option may be granted to any person who, at the time the Incentive Stock Option is granted, owns shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the Purchase Price of such Option is at least 110% of the Fair


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Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

         (d) Any Participant who exercises an Incentive Stock Option shall give prompt written notice to the Corporation of any sale or other transfer of the Shares acquired under such Option if such sale or other transfer occurs within one year after the exercise date or two years after the Grant Date.

         2.6 Option Repricing/Cancellation and Regrant/Waiver of Restrictions.

         Subject to Section 1.4 and Section 3.7 and the specific limitations on Options contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Person any adjustment in the Purchase Price, the vesting schedule, the number of Shares subject to, the restrictions upon, or the term of, an Option granted under this
Section 2 by cancellation of an outstanding Option and a subsequent regranting of an Option, by amendment, by substitution of an outstanding Option, by waiver or by other legally valid means. Subject to Section 1.4 and Section 3.7 and the specific limitations on Options contained in this Plan, such amendment or other action may, among other changes, result in a Purchase Price which is higher or lower than the Purchase Price of the original or prior Option (but subject to the pricing limit on the date of the change), provide for a greater or lesser number of Shares subject to the Option, or provide for a longer or shorter vesting or exercise period.

         2.7 Options in Substitution for Stock Options Granted by Other Corporations.

         Options may be granted to Eligible Persons under this Plan in substitution for employee stock options granted by other entities to persons who are or who will become Eligible Persons in respect of the Company, in connection with a distribution, merger or reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company, directly or indirectly, of all or a substantial part of the stock or assets of the other entity.

III.     OTHER PROVISIONS.

         3.1 Rights of Eligible Persons, Participants and Beneficiaries.

         (a) Status as an Eligible Person shall not be construed as a commitment that any Option will be made under this Plan to such Eligible Person or to Eligible Persons generally.

         (b) Nothing contained in this Plan (or in Option Agreements or in any other documents related to this Plan or to Options) shall confer upon any Eligible Person or Participant any right to continue in the service or employ of the Company or constitute any contract or agreement of service or employment, or interfere in any way with the right of the Company to reduce such person's compensation or other benefits or to terminate the services or employment of such Eligible Person or Participant, with or without cause, but nothing contained in this Plan or any document related thereto shall affect any other contractual right of any Eligible Person or Participant. The Committee


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


may, however, condition a grant upon a Participant's commitment to future or continued service.

         (c) Amounts payable or shares deliverable pursuant to an Option shall be paid or delivered only to the Participant or, in the event of the Participant's death, to the Participant's Beneficiary or, in the event of the Participant's Total Disability, to the Participant's Personal Representative or, if there is none, to the Participant. Other than by will or the laws of descent and distribution or other exception to transfer restrictions expressly authorized by the Committee in the Option Agreement, no benefit payable or Shares deliverable under, or interest in, this Plan or in any Option shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge and any such attempted action shall be void. No such benefit or interest shall be, in any manner, liable for, or subject to, debts, contracts, liabilities, engagements or torts of any Eligible Person, Participant or Beneficiary. The Committee shall disregard any attempted transfer, assignment or other alienation prohibited by this paragraph and shall pay or deliver such cash or shares of Common Stock in accordance with the provisions of this Plan. Beneficiary designations authorized by the Committee are not subject to these restrictions.

         (d) No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock) of the Corporation by reason of any Option granted hereunder. Neither the provisions of this Plan (or of any documents related hereto), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive an Option hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

         (e) The Articles of Incorporation and By-Laws of the Corporation, as either of them may be amended from time to time, may provide for additional restrictions and limitations with respect to the Common Stock (including further restrictions and limitations on the transfer of Shares). To the extent that these restrictions and limitations are greater than those provided for in this Plan, Option Agreements and any other documents related to an Option, such restrictions and limitations shall apply to Shares acquired pursuant to the exercise of Options and are incorporated herein by this reference.

         3.2 Adjustments Upon Changes in Capitalization; Acceleration; Possible Early Termination of Options.

         (a) If the outstanding shares of Common Stock are changed into or exchanged for cash or a different number or kind of shares or securities of the Corporation or of another issuer, or if additional Shares or new or different securities are distributed with respect to the outstanding shares of Common Stock, through a reorganization or merger to which the Corporation is a party, or through a combination, consolidation, recapitalization, reclassification, stock split, stock dividend, reverse stock split, stock


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consolidation or other capital change or adjustment, the Committee shall provide
(but only to the extent it deems equitable and appropriate) for an adjustment in the number and kind of Shares or other consideration that is subject to or may be delivered under this Plan and pursuant to outstanding Options and in the Purchase Price (and other terms, in the discretion of the Committee, necessarily affected by such change) of outstanding Options.

         (b) Upon the occurrence of an Event, 50% of the then unvested portion of each Option shall become immediately exercisable, unless (i) prior to the Event the Committee determines that, upon its occurrence, there shall be no acceleration of benefits under Options or designates certain exceptions to or different time periods in respect of the Event for such acceleration, (ii) the Option Agreement expressly provides that the Participant will not be entitled to benefits of acceleration under this Section 3.2(b), or (iii) the Committee has overridden any limits on acceleration in this Section 3.2(b) by providing in the Option Agreement for unconditional acceleration. The Committee also may accord any Participant a right to refuse any acceleration (with such consequences as the Committee may impose) or may increase the percentage of the unvested portion of an Option which vested pursuant to the preceding sentence, whether pursuant to the Option Agreement or otherwise. The Committee may accelerate vesting and exercisability in anticipation of an Event or on a case-by-case basis or on any other basis in such circumstances as the Committee deems appropriate and in the interest of the Corporation.

         (c) If an Option is exercisable or the exercisability of an Option (in whole or in part) has been accelerated pursuant to 3.2(b), and the Option is not exercised prior to the occurrence of the Event, the Committee may, at any time prior to the occurrence of the Event, provide that the Option shall terminate. Alternatively, if an Event occurs, the Committee may in its discretion provide for the assumption, substitution, conversion, exchange or other settlement (in cash or Common Stock in lieu of and in complete satisfaction of the Option) and/or adjustment (each a "modification") of the Option pursuant to Section 3.2(a).

         3.3 Termination of Employment.

         (a) If a Participant's service to or employment by the Company terminates for any reason other than Retirement, death or Total Disability, the Participant shall have, subject to earlier termination pursuant to or as contemplated by Section 2.3, three months or such shorter period as is provided in such Participant's Option Agreement from the date of termination of services or employment to exercise any Option to the extent it shall have become exercisable on the date of termination of employment or services, and any Option not exercisable on that date shall terminate. Notwithstanding the preceding sentence, in the event a Participant is terminated for cause, as determined by the Committee in its sole discretion, all Options of such Participant (whether or not then vested) shall terminate immediately upon such termination of services or employment.

         (b) If a Participant's service to or employment by the Company terminates as a result of Retirement or Total Disability, the Participant or the Participant's Personal Representative, as the case may be, shall have, subject to earlier termination pursuant to


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


or as contemplated by Section 2.3, 12 months or such shorter period as is provided in such Participant's Option Agreement from the date of termination of services or employment to exercise the Option to the extent it shall have become exercisable by the date of termination of services or employment and any Option not exercisable on that date shall terminate.

         (c) If a Participant's service to or employment by the Company terminates as a result of death while the Participant is rendering services to or is employed by the Company or during the 12 month period referred to in subsection (b) above, the Participant's Option shall be exercisable by the Participant's Beneficiary, subject to earlier termination pursuant to or as contemplated by Section 2.3, during the 12 month period or such shorter period as is provided in such Participant's Option Agreement following the Participant's death, as to all or any part of the shares of Common Stock covered thereby to the extent exercisable on the date of death (or earlier termination).

         (d) In the event of a termination of services to or employment with the Company for any reason, other than discharge for cause, the Committee may, in its discretion, increase the vested portion of a Participant's Option, upon such terms as the Committee shall determine.

         (e) If an entity ceases to be a Subsidiary, such action shall be deemed for purposes of this Section 3.3 to be a termination of services or employment of each consultant or employee of that entity who does not continue as a consultant or as an employee of another entity within the Company.

         (f) If a Participant is not an employee but provides services under an agreement or arrangement, the Committee shall be the sole judge of whether the Participant continues to render services to the Company, unless the contract or Option Agreement otherwise provides. By written notice to the Participant, the Committee may determine whether a termination of services of such Participant for purposes of this Plan has occurred. In such event (unless the agreement or arrangement or Option Agreement otherwise expressly provides), the Participant's termination of services for purposes of this Section 3.3 shall be the date which is 10 days after the Committee's mailing of the notice.

         3.4 Securities Laws.

         (a) No Participant shall make any disposition of all or any portion of shares of Common Stock acquired upon exercise of an Option, except in compliance with applicable federal and state securities laws and unless and until:

                  (i) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                  (ii) such disposition is made in accordance with Rule 144 under the Securities Act; or


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


                  (iii) such Participant notifies the Corporation of the proposed disposition and furnishes the Corporation with a statement of the circumstances surrounding the proposed disposition, and if requested by the Corporation, Participant furnishes the Corporation with an opinion of counsel acceptable to Corporation's counsel, that such disposition will not require registration under the Securities Act and will be in compliance with applicable state securities laws.

         Notwithstanding anything else contained herein or in any related document to the contrary, the Corporation has no obligation to register the Common Stock or file any registration statement under either federal or state securities laws, nor does the Corporation make any representation concerning the likelihood of a public offering of the Common Stock.

         (b) All certificates evidencing shares of Common Stock issued or delivered under this Plan shall bear any appropriate or required legends under applicable laws.

         3.5 Government Regulations.

         This Plan, the granting, vesting, and exercise of Options under this Plan and the issuance or transfer of shares of Common Stock (and/or the payment of money) pursuant thereto are subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or governmental agency (including, without limitation, "no action" positions of the Commission) which may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Without limiting the generality of the foregoing, no Options may be granted under this Plan, and no shares shall be issued by the Corporation, nor cash payments made by the Corporation, pursuant to or in connection with any such Option, unless and until, in each such case, all legal requirements applicable to the issuance or payment have, in the opinion of counsel to the Corporation, been complied with. In connection with any stock issuance or transfer, the person acquiring the Shares shall, if requested by the Corporation, give assurances satisfactory to counsel to the Corporation in respect of such matters as the Corporation may deem desirable to assure compliance with all applicable legal requirements (including but not limited to federal and state securities law matters).

         3.6 Tax Withholding.

         (a) Upon the disposition by a Participant or other person of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, or upon the exercise of a Nonqualified Stock Option, the Corporation shall have the right to (i) require such Participant or such other person to pay by cash or check payable to the Corporation, the amount of any taxes which the Corporation may be required to withhold with respect to such transactions or
(ii) deduct from amounts paid in cash the amount of any taxes which the Corporation may be required to withhold with respect to such cash amounts. The above notwithstanding, in any case where a tax is required to be withheld in connection with the issuance or transfer of shares of Common Stock under this Plan, the Participant may elect, pursuant to such rules as the Committee may establish, to have the Corporation reduce the number of such shares issued or transferred by the appropriate number of shares to accomplish such withholding; provided, the Committee may impose such conditions on the payment of any withholding obligation as may be required to satisfy applicable regulatory requirements.

         (b) The Committee may, in its discretion, permit a loan from the Corporation to a Participant in the amount of any taxes which the Corporation may be required to withhold with respect to shares of Common Stock received pursuant to a transaction described in subsection (a) above. Such a loan will be for a term, at a rate of interest and pursuant to such other terms and rules as the Committee may establish.

         3.7 Amendment, Termination and Suspension.

         (a) The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Options may be granted during the suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Options then outstanding in accordance with the terms of this Plan.

         (b) No amendment to the Plan shall be required to be submitted to the stockholders of the Corporation for their approval unless such stockholder approval of the amendment is required pursuant to applicable law.

         (c) Without limiting any other express authority of the Committee under, but subject to the express limits of, this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Options to Eligible Persons that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and may make other changes to the terms and conditions of Options that do not affect, in any manner materially adverse to the Participant, his or her rights and benefits under an Option.

         (d) Subject to Section 3.7(c), no amendment, suspension or termination of this Plan or change of or affecting any outstanding Option shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Company under any Option granted under this Plan prior to the effective date of such change. Changes contemplated by Section 3.2 or 3.3 shall not be deemed to constitute changes or amendments requiring Participant consent under Section 3.7(c) or Section 3.7(d).

         3.8 Privileges of Stock Ownership; Nondistributive Intent.

         A Participant shall not be entitled to the privilege of stock ownership as to any shares of Common Stock not actually issued to him or her. No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to the date of delivery of a certificate representing the Shares. Upon the issuance and transfer of Shares to the Participant, unless a registration statement is in effect under the Securities Act and applicable state securities law, relating to such issued and transferred Common Stock and there is available for delivery a prospectus meeting the requirements of Section 10 of the Securities Act, the Common Stock may be issued and transferred to the


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


Participant only if he or she represents and warrants in writing to the Company that the Shares are being acquired for investment and not with a view to the resale or distribution thereof. No Shares shall be issued and transferred unless and until there shall have been full compliance with any then applicable regulatory requirements (including those of exchanges upon which any Common Stock of the Company may be listed).

         3.9 Effective Date of the Plan.

         This Plan shall be effective upon its approval by the Board (the "EFFECTIVE DATE"), subject to approval by the shareholders of the Company within twelve months from the date of such Board approval. This amendment to and restatement of the Plan is effective as of May 2, 2000.

         3.10 Term of the Plan.

         Unless previously terminated by the Board, this Plan shall terminate at the close of business on the day before the tenth anniversary of the Effective Date, and no Options shall be granted under it thereafter. Unless otherwise expressly provided in this Plan or in the applicable Option Agreement, any Option theretofore granted may extend beyond such date, and all authority of the Board and the Committee with respect to Options hereunder, including its authority to amend an Option, shall continue in respect of outstanding Options on that date.

         3.11 Governing Law.

         This Plan and the documents evidencing Options and all other related documents shall be governed by, and construed in accordance with, the laws of the State of Texas. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue to be fully effective.

         3.12 Captions.

         Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

         3.13 Non-Exclusivity of Plan.

         Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or to authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.


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IV.      DEFINITIONS.

         4.1 Definitions. Capitalized terms used herein which are not otherwise defined shall have the meanings given below:

         (a) "Beneficiary" means the person(s) or trust(s) entitled by will or the laws of descent and distribution or properly designated by a Participant on forms and in the manner approved by the Committee to receive the benefits specified under this Plan if the Participant dies.

         (b) "Board" means the Board of Directors of the Corporation.

         (c) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         (d) "Commission" means the Securities and Exchange Commission.

         (e) "Committee" means the Board or, if designated, a committee appointed by the Board and consisting of two or more Board members or such greater number as may be required under applicable law, each of whom, (i) in respect of any decision at a time when the Participant affected by the decision may be subject to Section 162(m) of the Code shall be an "outside" director within the meaning of Section 162(m) of the Code, and (ii) in respect of any decision affecting a transaction at a time when the Participant involved in the transaction may be subject to Section 16 of the Exchange Act, shall be a "non-employee director" within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act.

         (f) "Common Stock" means the Common Stock of the Corporation.

         (g) "Company" means the Corporation, any Subsidiary, and any other affiliate of the Corporation designated by the Committee.

         (h) "Corporation" means Doskocil Manufacturing Company, Inc., a Texas corporation, and its successors.

         (i) "Eligible Person" means (i) an officer (whether or not a member of the Board) or key employee of the Company; (ii) any individual consultant who renders or has rendered bona fide services to the Company (other than services in connection with the offering or sale of securities of the Company in a capital raising transaction) under an agreement or arrangement with the Company, and who is selected to participate in this Plan by the Committee; or (iii) a director of the Corporation or any Subsidiary.

         (j) "Event" means any of the following:

                  (1) Approval by the shareholders of the Corporation of the dissolution or liquidation of the Corporation;

                  (2) Approval by the shareholders of the Corporation of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities other than Subsidiaries, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity are, or are to be, owned by former shareholders of the Corporation; or


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


                  (3) Approval by the shareholders of the Corporation of the sale of substantially all of the Corporation's business or assets to a person or entity which is not a Subsidiary.

         (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (l) "Fair Market Value" on any specified date shall mean the fair value of such Shares on such date determined in the following manner:

                  (1) If the Common Stock is not registered under Section 12 of the Exchange Act, or the NASD or a similar organization does not furnish the mean between the bid and asked prices for the Common Stock on such date, the fair value of the Common Stock as of the date of determination as determined in the sole discretion of the Committee, based on such factors as the Committee may deem relevant for such purposes. Such factors may (and, to the extent required by Section 3.5 shall) include but are not limited to, the liquidity of the Common Stock and any applicable transfer and other restrictions on the subject Shares (including call rights of the Corporation to which the Shares are subject), material developments subsequent to the end of the period covered by such financial statements, developments in the Corporation's business, general or specific industry and economic developments, the price at which the Shares of the Common Stock recently have traded or been sold or purchased, the frequency and volume of trades, the price at which securities of reasonably comparable corporations (if any) in the same industry are being traded (subject to appropriate adjustments for dissimilarities between the corporations being compared), and the earnings history, cash flow, book value and prospects of the Corporation in light of market conditions generally and conditions specific to the Corporation.

                  (2) If the Common Stock is registered under Section 12 of the Exchange Act: (i) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of the Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such Shares; (ii) if the stock is not listed or admitted to trade on a national securities exchange, the last price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (iii) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD or a similar organization.

         (m) "Grant Date" means the date upon which the Committee took the action granting an Option or such later date as may be established by the Committee and set forth in the Option Agreement.


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


         (n) "Incentive Stock Option" means an option which is intended, as evidenced by its designation, as an incentive stock option within the meaning of
Section 422 of the Code, the award of which contains such provisions as are necessary to comply with that section.

         (o) "Nonqualified Stock Option" means an option that is designated as a nonqualified stock option and shall include any Option intended as an Incentive Stock Option that fails to meet applicable legal requirements. Any Option granted hereunder that is not designated as an incentive stock option shall be deemed to be designated a Nonqualified Stock Option under this Plan and not an incentive stock option under the Code.

         (p) "Option" means an Incentive Stock Option or Nonqualified Stock Option to purchase Common Stock under this Plan.

         (q) "Option Agreement" means a writing, approved by the Committee setting forth the terms of an Option. Option Agreements for Incentive Stock Options shall include any terms and conditions required for incentive stock options under Section 422 of the Code.

         (r) "Participant" means an Eligible Person who has been granted an Option.

         (s) "Personal Representative" means the person or persons who, upon the disability or incompetence of a Participant, has lawfully acquired on behalf of the Participant the power to exercise the rights and receive the benefits specified in this Plan.

         (t) "Plan" means this Doskocil Manufacturing Company, Inc. 1997 Stock Option Plan, as amended from time to time.

         (u) "Purchase Price" means the exercise price expressed in dollars payable by the Participant to the Corporation upon exercise of an Option in accordance with the applicable Option Agreement.

         (v) "QDRO" means an order requiring the transfer of an Option or portion thereof pursuant to a state domestic relations law to the spouse, former spouse, child or other dependent of a Participant. Such order must be in a form substantially identical to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended.

         (w) "Retirement" means retirement from employment by, or providing services to, the Corporation or any Subsidiary after age 65 and, in the case of employees, in accordance with the retirement policies of the Corporation then in effect.

         (x) "Securities Act" means the Securities Act of 1933, as amended.

         (y) "Shares" means shares of the Common Stock of the Corporation.


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


         (z) "Subsidiary" means any corporation or other entity at least 50% of the outstanding voting stock or voting power of which is beneficially owned directly or indirectly by the Company, subject to Section 3.5 and (in the case of Incentive Stock Options) to limitations under Section 422 of the Code.

         (aa) "Total Disability" means a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code.




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